®
PG&E

Corporation
Investor Meetings
May 16 - May 17, 2011
Kent Harvey
Chief Financial Officer, PG&E Corporation
Exhibit 99

Cautionary Language Regarding
Forward-Looking Statements
This presentation contains forward-looking statements regarding the anticipated outcome and timing of various regulatory proceedings involving Pacific Gas and Electric Company (“Utility”), estimated costs and future insurance recoveries associated with the natural gas explosion and fire that occurred in a residential area of San Bruno, California on September 9, 2010 (“San Bruno Accident”), and
forecasts of capital expenditures, rate base, and equity financing for 2011. These statements are based on various assumptions and management’s current knowledge of relevant facts. Actual results could differ materially based on various factors, including:
•the Utility’s ability to efficiently manage capital expenditures and its operating and maintenance expenses within authorized levels and timely recover its costs through rates;
•the outcome of pending and future regulatory, legislative, or other proceedings or investigations, including the investigations by the NTSB and CPUC into the cause of the San Bruno accident and the safety of the Utility’s natural gas transmission pipelines in its northern and central California service territory; the CPUC investigation of the Rancho Cordova accident; whether the Utility incurs civil or criminal penalties as a result of these proceedings; whether the Utility is required to incur additional costs for third-
party liability claims or to comply with regulatory or legislative mandates that the Utility is unable to recover through rates or insurance; and whether the Utility incurs third-party liabilities or other costs in connection with service disruptions that may occur as the Utility complies with regulatory orders to decrease pressure in its natural gas transmission system;
•reputational harm that PG&E Corporation and the Utility may suffer depending on the outcome of the various investigations, including those by the NTSB and the CPUC, the outcome of civil litigation, and the extent to which civil or criminal proceedings may be pursued by regulatory or governmental agencies;
•explosions, fires, accidents, mechanical breakdowns, the disruption of information technology and systems, human errors, and similar events that may occur while operating and maintaining an electric and natural gas system in a large service territory with varying geographic conditions that can cause unplanned outages, reduce generating output, damage the Utility’s assets or operations, subject the Utility to third-party claims for property damage or personal injury, or result in the imposition of civil, criminal, or regulatory fines or penalties on the Utility;
 • the impact of federal or state laws or regulations, or their interpretation, on energy policy and the regulation of utilities and their holding companies;
 • the extent to which PG&E Corporation or the Utility incurs costs in connection with third-party claims or litigation, that are not recoverable through insurance, rates, or from other third parties;
 • the ability of PG&E Corporation, the Utility, and counterparties to access capital markets and other sources of credit in a timely manner on acceptable terms;
 • the outcome of tax audits and the impact of changes in federal or state tax laws, policies, or regulations, such as The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010; and
 • other factors and risks discussed in PG&E Corporation and the Utility’s 2010 Annual Report on Form 10-K and
 other reports filed with the Securities and Exchange Commission.

Rate Case Updates    Page 4
Gas Pipeline Updates    Page 7
Financial Summary    Page 11
Appendix      Page 16
Table of Contents

2011 General Rate Case
Final Decision
Settlement Revenue Requirement Increase	$395
Revenue for Undepreciated Legacy Meters	$ 55
Total	$450
Average annual capital expenditures: $2.2 - $2.3B
Attrition revenues: $180M and $185M for 2012 and 2013
2011 Revenue Requirements ($ in Millions)
Final decision approved May 5 for 2011 - 2013
• Commission approved uncontested settlement
• Commission decided return on legacy meters

2011 Gas Transmission and
Storage Rate Case
Final decision approved in April for 2011 - 2014
2011 Revenue Requirements ($ in Millions)
• Commission approved settlement
Final Decision
Settlement Revenue Requirement Increase	$52
Average annual capital expenditures: $174M
Attrition revenues: $27M, $24M, and $17M for 2012, 2013 and 2014

FERC TO13 Filing
Rates approved in March, subject to refund
Settlement filed on April 28, 2011 for 2011
TO13 final decision expected by Q3 2011
Revenue Requirement Request	$1,026
Proposed Settlement	$ 934
2011 Revenue Requirements ($ in Millions)

San Bruno Update - NTSB
NTSB has primary responsibility to determine root cause
Ruled out external corrosion or excavation-related damage
Noted discrepancy in PG&E’s records relating to ruptured
pipeline
Issued recommendations to verify pipeline records in
January 2011
Final NTSB report expected in Fall 2011

San Bruno Update - CPUC
CPUC appointed an Independent Review Panel to look
into PG&E and Commission policies and practices for
managing gas transmission system
 • Final Review Panel report expected in late May
In February, the CPUC began:
 • an investigation of the Utility’s gas pipeline
    recordkeeping (“OII”)
 • a rulemaking to adopt new rules on pipeline safety
    and reliability (“OIR”)

Gas Transmission System
Records OII
Primary objectives
• Examine PG&E’s gas transmission recordkeeping practices
 for compliance with regulatory standards
• Determine whether deficient recordkeeping caused or
 contributed to the San Bruno pipeline accident
OII will take into account NTSB report findings

Gas Pipeline Safety OIR
 May 10, 2011 proposed decision would require all California gas transmission operators file a comprehensive
 “Implementation Plan” 60 days after a final decision
 addressing:
 • Plan for pressure testing or replacement of pipeline segments lacking complete records
 • Interim plans for pressure reductions prior to testing or replacement
 • Cost estimates and rate recovery proposal. PG&E to include cost sharing proposal between shareholders and customers
The Implementation Plan would supersede the compliance plan
previously submitted by PG&E
PG&E’s Pipeline 2020 concepts will be incorporated
into the Implementation Plan

Capital Expenditures
2010 Actual
2011
CapEx Forecast ($B)(1)
$3.9B
CapEx
CapEx from Bonus
Depreciation
Q1’11 earnings call:
As a result of bonus
depreciation, we’ll
increase our CapEx about
$200 million this year and
$600 million next year
(compared to 2010).
(1) Current as of May 4, 2011, the date of PG&E Corporation’s earnings release

2010 Actual
2011 Authorized
Rate Base

Rate Base ($B)(1)
(1) Current as of May 4, 2011, the date of PG&E Corporation’s earnings release
Q1’11 earnings call:
Our rate base will grow
more modestly in 2012,
perhaps half the rate of
2011.
We don’t receive customer
funding for items like
charitable contributions,
advertising, and public
affairs. These go in the
opposite direction to CWIP
earnings.
$21.1B
$23.5B

$1.90
$1.80
$1.70
$1.60
$1.50
$1.40
$1.30
$1.20
$1.10
$1.00
$1.23
$1.32
$1.44
$1.56
$1.68
$1.82
$1.82
70.0%
65.0%
60.0%
55.0%
50.0%
2005
2006
2007
2008
2009
2010
2011
Dividends
Payout Ratio

Dividend 2011
Payout ratio range of 50% - 70%
Maintain current level for 2011

Financial Impacts of Pipeline Matters

	Incurred Costs	Third-Party Liability Accrual
Costs in 2010	$63 million	$220 million
Estimated 2011 Range(1)	$350 - $550 million	$0 - $180 million
Charges Related to Gas Pipeline Matters
PG&E expects a significant portion of the costs associated with third-party claims to be recovered through insurance.
(1)Current of as May 4, 2011, the date of PG&E Corporation’s earnings release.
Ranges do not include potential fines or penalties

Internal Equity Sources
401(k) and DRIP Programs
~$250 million for 2011
External Equity
Expected ~$150 million for 2011
Source: Equity Dribble Program
initiated November 2010

2011 Equity Needs(1)
(1) Current of as May 4, 2011, the date of PG&E Corporation’s earnings release

®
Appendix

Regulatory Case	Docket #	Expected Decision Date
Order Instituting Rulemaking regarding New Safety Regulations for Gas Pipelines	R.11-02-019 D.11-03-047	Schedule not yet adopted
Order Instituting Investigation regarding Gas Pipeline Recordkeeping	I.11-02-016	Schedule not yet adopted
Order Instituting Investigation regarding the December 24, 2008 Accident in Rancho Cordova, California.	I.10-11-013	Schedule not yet adopted
Transmission Owner ("TO") 13 Rate Case	ER.10-2026-000	Final decision is requested in Q3 2011
Long Term Procurement Plan (LTPP)	R.10-05-006	Final decisions for Track I, II and III expected in 2011 or as appropriate
Nuclear Relicensing	A.10-01-022	Final decision is unknown
2011 General Rate Case ("GRC")	A.09-12-020 D.11-05-018	Final decision received on May 5, 2011
Request for New Generation Offers and Potential New Utility-Owned Generation	A.09-09-021 D.10-07-045	Decision received on December 16, 2010 approving the development and construction of Oakley; recovery of associated costs in customer rates to begin no earlier than January 1, 2016
Gas Transmission & Storage Rate Case	A.09-09-013 D.11-04-031	Final decision received on April 14, 2011
Energy Efficiency Order Instituting Rulemaking Post-2005	R.09-01-019 D.09-12-045	Decision received on December 16, 2010 awarding a final true-up payment of $29.1 million; the CPUC has awarded the Utility a total of $104 million over the 2006-2008 program cycle
SmartGrid OIR	R.08-12-009 D.10-06-047	Decision received on June 24, 2010 requiring the submission of SmartGrid deployment plans by July 2011; timing of subsequent rulemaking proceedings in 2011 TBD

Key Regulatory Proceedings